EXCHANGE LISTED FUNDS TRUST

LG QRAFT AI-Powered U.S. Large Cap Core ETF (NYSE Arca Ticker: LQAI)

(the “Fund”)

Supplement dated March 31, 2026, to the Fund’s currently effective

Summary Prospectus, Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

Effective March 17, 2026, LG Management Development Institute Co. Ltd. (“LG Management”) replaced QRAFT Technologies, Inc. (“QRAFT Technologies”) as the Fund’s sponsor. Accordingly, all references to QRAFT Technologies, with respect to the Fund, are replaced with LG Management.

Effective immediately, the second and third paragraph under the “Principal Investment Strategies” section in the Summary Prospectus and Prospectus are deleted in their entirety and restated as follows:

The Fund’s adviser, Exchange Traded Concepts, LLC (the “Adviser”), uses an investment process based on a proprietary artificial intelligence security selection process that extracts patterns from analyzing data, as discussed below, developed by LG Management Development Institute Co. Ltd. (“LG Management”). LG Management is a South Korean company, which is owned by LG Corporation. LG Management conducts research on artificial intelligence technologies and seeks to utilize such technologies throughout LG Corporation’s various lines of business. LG Management has licensed the proprietary artificial intelligence security selection process to the Adviser for purposes of managing the Fund.

In pursuing the Fund’s investment objective, the Adviser consults a multi-agent artificial intelligence database generated by LG AI Research (“LG AI”), which automatically evaluates and filters data according to parameters supporting a particular investment thesis. For the database, LG AI selects and weights portfolios of companies in the Universe listed on the New York Stock Exchange and NASDAQ to provide a balanced exposure to a variety of factors affecting the U.S. market including, but not limited to, quality (generally, a company’s profitability), size (market capitalization), value (comparison of a company’s market value versus its book value), momentum (a security’s recent price returns compared to the overall market over time), and volatility (a security’s systematic risk as compared to the market as a whole) (the “U.S. Large Cap Core Database”). LG AI first estimates each stock’s relative superiority of price appreciation (i.e., increase in stock price) over the rest of the pool of companies for the next four week investment period using deep learning technologies (i.e., exposure to and processing of large amounts of data) and the distribution of each stock’s relative superiority of price appreciation for the same period using deep learning architectures such as Bayesian neural networks that estimate the uncertainty of its forecast, and selects the top 100 stocks based on the average of the distribution of each stock’s relative superiority of price appreciation for inclusion in the U.S. Large Cap Core Database. LG AI compresses such data and evaluates how each individual factor would change and/or affect a company over time, identifying the companies that have the greatest potential to outperform their U.S. large cap peers over the next four-week period. The stocks are then weighted pursuant to a methodology that considers stock-specific factors (including market cap and volatility) and aims to maximize the portfolio’s risk adjusted return. The final portfolio is then delivered to the U.S. Large Cap Core Database for use by the Adviser. LG AI repeats such processes every four weeks and the Adviser may make changes to the Fund’s portfolio based on the newly generated information.

Effective immediately, the following paragraph is added under the fifth paragraph under the “Fund Management” section in the Prospectus and is added under the first paragraph under the “Fund Sponsor” sub-section under the “INVESTMENT ADVISORY AND OTHER SERVICES” section in the Statement of Additional Information:

LG Management Development Institute Co. Ltd. (“LG Management”) is the LG QRAFT AI-Powered U.S. Large Cap Core ETF’s sponsor. In connection with an arrangement between the Adviser and LG Management, LG Management has agreed to assume the Adviser’s obligation to pay all expenses of the Fund (except Excluded Expenses) and, to the extent applicable, pay the Adviser a minimum fee. LG Management will also provide marketing support for the Fund including, but not limited to, distributing the Fund’s materials and providing the Fund with access to and the use of LG Management’s other marketing capabilities, including communications through print and electronic media. For its services, LG Management is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund. LG Management does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.